Exhibit 10.1

Voting Agreement dated December 21, 2020

by and among Farmers & Merchants Bancorp, Inc.

and the Individual Members of the Board of Directors of Ossian Financial Services, Inc.

VOTING AGREEMENT

THIS VOTING AGREEMENT (this “Agreement”) is entered into this 21st day of December, 2020, by and among FARMERS & MERCHANTS BANCORP, INC., an Ohio corporation (“F&M”), and the undersigned shareholders (each, a “Shareholder”, and collectively, the “Shareholders”) of OSSIAN FINANCIAL SERVICES, INC., an Indiana corporation (“OFSI”).

W I T N E S S E T H:

In consideration of the execution by F&M of the Agreement and Plan of Reorganization and Merger between F&M and OFSI of even date herewith (the “Merger Agreement”), the undersigned Shareholders of OFSI hereby agree that each of them shall cause all OFSI common shares owned by him/her of record and beneficially, including, without limitation, all shares owned by him/her individually, all shares owned jointly by him/her and his/her spouse, all shares owned by any minor children (or any trust for their benefit), all shares owned by any business of which any of the Shareholders who are directors are the principal shareholders (but in each such case only to the extent the Shareholder has the right to vote or direct the voting of such shares), and specifically including all shares shown as owned directly or beneficially by each of them on Schedule 1 attached hereto or acquired subsequently hereto (collectively, the “Shares”), to be voted in favor of the merger of OFSI with and into F&M in accordance with and pursuant to the terms of the Merger Agreement at the annual or special meeting of shareholders of OFSI called for that purpose. Notwithstanding any other provision of this Agreement to the contrary, each Shareholder shall be permitted to vote such Shares in favor of another Acquisition Proposal (as such term is defined in the Merger Agreement) that is submitted for approval by the shareholders of OFSI if both of the following shall have occurred: (a) OFSI’s Board of Directors has approved such Acquisition Proposal and recommended such Acquisition Proposal to OFSI’s shareholders in accordance with Section 7.5 of the Merger Agreement and (b) the Merger Agreement has been terminated in accordance with Section 10.1(f) thereof.

Each of the Shareholders further agrees and covenants that he/she shall not sell, assign, transfer, dispose of or otherwise convey, nor shall he/she cause, permit, authorize or approve the sale, assignment, transfer, disposition or other conveyance of, any of the Shares or any interest in the Shares to any other person, trust or entity (other than OFSI) prior to the annual or special meeting of shareholders of OFSI called for the purpose of voting on the Merger Agreement without the prior written consent of F&M, such consent not to be unreasonably withheld in the case of a gift or similar estate planning transaction (it being understood that F&M may decline to consent to any such transfer if the person acquiring such Shares does not agree to take such Shares subject to the terms of this Agreement).

This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, without regard to conflict of laws provisions thereof. This Agreement may be executed in counterparts, each of which (including any facsimile or Adobe PDF copy thereof) shall be deemed to be an original, but all of which shall constitute one and the same agreement. It is understood and agreed that Shareholders who execute this Agreement shall be bound hereby, irrespective of whether all Shareholders execute this Agreement. The obligations of each of the Shareholders under the terms of this Agreement shall terminate contemporaneously with the termination of the Merger Agreement.

1

Notwithstanding any other provision hereof, nothing in this Agreement shall be construed to prohibit a Shareholder, or any officer or affiliate of a Shareholder who is or has been designated a member of OFSI’s Board of Directors, from taking any action solely in his or her capacity as a member of OFSI’s Board of Directors or from exercising his or her fiduciary duties as a member of OFSI’s Board of Directors to the extent specifically permitted by the Merger Agreement.

[Signatures appear on following pages.]

2

IN WITNESS WHEREOF, F&M and each of the undersigned Shareholders of OFSI have made and executed this Agreement as of the day and year first above written.

FARMERS & MERCHANTS BANCORP, INC.

By:	/s/ Lars B. Eller
Lars B. Eller,
President and Chief Executive Officer

Voting Agreement Signature Page

SHAREHOLDERS

/s/ Mickey R. Cupp Mickey R. Cupp	/s/ Brian W. Dettmer Brian W. Dettmer

/s/ Perry L. Gerber Perry L. Gerber	/s/ Todd Mahnensmith Todd Mahnensmith

/s/ David E. Morrison David E. Morrison	/s/ Lex J. Hunter Lex J. Hunter

/s/ Mark F. Miller Mark F. Miller

SCHEDULE 1

LISTING OF SHARES

SECTION 1 Name	SECTION 2 Amount
Mickey R. Cupp	XXXX
Brian W. Dettmer	XXXX
Perry L. Gerber	XXXX
Todd Mahnensmith	XXXX
David E. Morrison	XXXX
Lex J. Hunter	XXXX
Mark F. Miller	XXXX
TOTAL	27,818